Fees Summary	Mar. 27, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 57,451,883.1
Previously Paid Amount	0
Total Fee Amount	8,795.88
Total Offset Amount	2,640.52
Net Fee	$ 6,155.36